EXHIBIT 10.3

                                   GUARANTY

FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and in consideration of any credit and/or financial accommodation heretofore or hereafter from time to time made or granted to AMERICAN HOME MORTGAGE SERVICING, INC., a Maryland corporation ("AHMS"), AMERICAN HOME MORTGAGE CORP., a New York corporation ("AHMC"), AMERICAN HOME ACCEPTANCE, INC., a Maryland corporation ("AHMA") (AHMS, AHMC and AHMA each a "Borrower" and, collectively, the "Borrowers"), by certain Lenders from time to time party to that certain Credit Agreement dated as of even date herewith, by and among the Borrowers, such Lenders and Bank of America, N.A., acting in its capacity as administrative agent (in such capacity, the "Administrative Agent") for such Lenders (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement, the undersigned Guarantors (each a "Guarantor" and, collectively, the "Guarantors", jointly and severally hereby agree as follows:

1. Guaranty. The Guarantors hereby absolutely and unconditionally guarantee to the Lenders and the Administrative Agent (collectively, the "Beneficiaries"), as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise due pursuant to the Credit Agreement, and at all times thereafter, of the Obligations under the Loan Documents (including all renewals, extensions and modifications thereof and all out-of-pocket expenses, including reasonable attorneys' fees and expenses incurred by the Beneficiaries in connection with the collection or enforcement thereof) (collectively, the "Guaranteed Obligations"). The Beneficiaries' books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantors under this Guaranty. The obligations of any Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law.

2. No Setoff or Deductions; Taxes. The Guarantors represent and warrant that they are incorporated and residents in the United States of America. All payments by the Guarantors hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If the Guarantors must make a payment under this Guaranty, the Guarantors represent and warrant that they will make the payment from one of its U.S. resident offices to the Beneficiaries so that no withholding tax is imposed on the payment. If notwithstanding the foregoing, the Guarantors make a payment under this Guaranty to which withholding tax applies, or any taxes (other than taxes on net income
(a) imposed by the country or any subdivision of the country in which any of the Beneficiaries' principal office or actual lending office is located and (b) measured by the United States taxable income the applicable Beneficiary would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by the Guarantors' country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Paragraph 2, the Guarantors shall pay all such taxes to the relevant authority in accordance with applicable law such that the Beneficiaries receive the sum they would have received had no such deduction or withholding been made and shall also pay to the applicable Beneficiaries, on demand, all additional amounts which the applicable Beneficiaries specify as necessary to preserve the after-tax yield the applicable Beneficiaries would have received if such taxes had not been imposed. The Guarantors shall promptly provide the applicable Beneficiaries with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

3. No Termination. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated. All payments under this Guaranty shall be made to the Administrative Agent for the benefit of the Beneficiaries in U.S. dollars.

4. Waiver of Notices. The Guarantors waive notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof. The Guarantors further waive presentment, protest, notice, dishonor or default, demand for payment, and any other notices to which the Guarantors might otherwise be entitled.

5. Subrogation. The Guarantors shall exercise no right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Lenders or facilities provided by the Lenders with respect to the Guaranteed Obligations are terminated. If any amounts are paid to the Guarantors in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Administrative Agent to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

6. Waiver of Suretyship Defenses. The Guarantors agree that the Beneficiaries may, at any time and from time to time, and without notice to the Guarantors make any agreement with any or all of the Borrowers or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging, or otherwise affecting the obligations of the Guarantors under this Guaranty. Each Guarantor waives any defense arising by reason of any disability or other defense of any other guarantor, and waives the benefit of any statute of limitations affecting the liability of the Guarantors hereunder. Further, to the maximum extent permitted by applicable law, the Guarantors consent to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantors under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantors.

7. Exhaustion of Other Remedies Not Required. The obligations of the Guarantors hereunder are those of primary obligors, and not merely as sureties, and are independent of the Guaranteed Obligations. The Guarantors waive diligence by the Beneficiaries and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring the Beneficiaries to exhaust any right or remedy or to take any action against the Borrowers, any other guarantor or any other Person, or Property before enforcing this Guaranty against the Guarantors.

8. Reinstatement. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or any other Person, as if such payment had not been made and whether or not the Lenders are in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

9. Subordination. The Guarantors hereby subordinate the payment of all obligations and indebtedness of the Borrowers owing to the Guarantors, whether now existing or hereafter arising, including but not limited to any obligation of the Borrowers to the Guarantors as subrogees of the Lenders or resulting from the Guarantors' performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If the Administrative Agent so requests, any such obligation or indebtedness of the Borrowers to the Guarantors shall be enforced and performance received by the Guarantors as trustees for the Beneficiaries and the proceeds thereof shall be paid over to the Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of the Guarantors under this Guaranty.

10. Information. The Guarantors agree to furnish promptly to the Administrative Agent and the Lenders any and all financial or other information regarding the Guarantors or their property as the Administrative Agent of any of the Lenders may reasonably request in writing.

11. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of the Borrowers or any other Person, all such amounts shall nonetheless be payable by the Guarantors immediately upon demand by the Lenders.

12. Expenses. The Guarantors shall pay on demand all out-of-pocket expenses (including reasonable attorneys' fees and expenses) in any way relating to the enforcement or protection of the Beneficiaries' rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of the Lenders in any case commenced by or against the Guarantors under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of the Guarantors under the preceding sentence shall survive termination of this Guaranty.

13. Amendments. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by the Administrative Agent, on behalf of the Beneficiaries, and the Guarantors.

14. No Waiver; Enforceability. No failure by any of the Beneficiaries to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

15. Assignment; Governing Laws; Jurisdiction. This Guaranty shall (a) bind the Guarantors and their successors and assigns, provided that the Guarantors may not assign their rights or obligations under this Guaranty without the prior written consent of the Beneficiaries (and any attempted assignment without such consent shall be void), (b) inure to the benefit of the Beneficiaries and their successors and assigns and the Lenders may, without notice to the Guarantors and without affecting the Guarantors' obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part, and (c) be governed by the internal laws of the State of New York. The Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York and any appellate court from any thereof in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the Lenders in connection with such action or proceeding shall be binding on the Guarantors if sent to the Guarantors by registered or certified mail at its address specified below. The Guarantors agree that the Lenders may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in the Lenders' possession concerning the Guarantors, this Guaranty and any security for this Guaranty.

16. Condition of the Borrowers. The Guarantors acknowledge and agree that they have the sole responsibility for, and has adequate means of, obtaining from the Borrowers such information concerning the financial condition, business and operations of the Borrowers as the Guarantors require, and that none of the Beneficiaries have a duty, and the Guarantors are not relying on any of the Beneficiaries at any time, to disclose to the Guarantors any information relating to the business, operations or financial condition of the Borrowers.

17. Setoff. If and to the extent any payment is not made when due hereunder, any of the Beneficiaries may setoff and charge from time to time any amount so due against any or all of the Guarantors' accounts or deposits with such Beneficiary.

18. Other Guarantees. Unless otherwise agreed by the Administrative Agent, the Lenders, and the Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantors for the benefit of the Lenders or any term or provision thereof.

19. Representations and Warranties. Each Guarantor represents and warrants that, by virtue of its relationship with the Borrowers, the execution, delivery and performance of this Guaranty is for the direct benefit of the Guarantors and they will receive adequate consideration for this Guaranty.

20. ACKNOWLEDGMENT OF CREDIT AGREEMENT. Guarantors acknowledge that certain (a) representations and warranties in the Credit Agreement are applicable to Guarantors and confirm that each such representation and warranty is true and correct, and (b) covenants and other provisions in the Credit Agreement are applicable to Guarantors or are imposed upon Guarantors and agree to promptly and properly comply with or be bound by each of them.

21. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE GUARANTORS AND THE BENEFICIARIES EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS GUARANTY.

Executed this 30th day of August, 2004.


                                    AMERICAN HOME MORTGAGE
                                    INVESTMENT CORP.


                                    By:  /s/ Stephen A. Hozie
                                         ---------------------------------------
                                         Name:   Stephen A. Hozie
                                         Title:  Executive Vice President



                                    AMERICAN HOME MORTGAGE
                                    HOLDINGS, INC.


                                    By:  /s/ Stephen A. Hozie
                                         ---------------------------------------
                                         Name:   Stephen A. Hozie
                                         Title:  Executive Vice President